UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 1, 2010

IA Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-15863	13-4037641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 California Street, Suite 2450, San Francisco, CA 94111

(Address of principal executive offices) (Zip Code)

(415) 946-8828

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.   Notice of Delisting or Failure To Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a) On February 26, 2010 NYSE AMEX (“AMEX”) delisted IA Global, Inc. (the “Company”) from the AMEX Exchange. The Company expects to trade on the OTCBB Exchange effective February 26, 2010 under the symbol IAGI. The delist action by AMEX resulted from the decision of the Appeal Panel of AMEX following the Appeal hearing held on February 17, 2010.

In the notice received by the Company on December 23, 2009, AMEX indicated that it believed that the Company’s financial condition, low selling price and lack of definitive documentation did not support the Company’s plan to regain compliance by March 25, 2011. In addition, the Company disposed of its principal operating assets on December 8, 2009 when it deconsolidated the operations of Global Hotline, effective as of July 1, 2009. As a result, the Company accounted for Global Hotline as a discontinued operation for periods ending after July 1, 2009. Our reported net profit (loss) improved by $10.1 million for the nine months ended December 31, 2009 and our stockholders’ deficit as of December 31, 2009 decreased by $10.1 million as a result of recording the deferred gain from the forfeiture of Global Hotline operations that was recorded during the three months ended September 30, 2009.

The Company believes that trading on OTCBB will allow it to more rapidly implement its business plan, including the $5 million equity line of credit with Ascendiant Capital Group, LLC.

Item 4.02.   Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Audit Report.

(a) On February 1, 2010, IA Global, Inc. (the “Company”) filed Amendment No. 1 to its Quarterly Report on Form 10-Q/A for the three months ended September 30, 2009, to restate the Form 10-Q for the three months ended September 30, 2009 that was originally filed on January 8, 2010. Amendment No. 1 restated the consolidated statement of cash flow to reduce cash flow from operating activities and increase effect of exchange rate changes on cash by $2,233,490. This change is reflected in Item 2 as well.

The reclassification relates to the Company’s decision made on December 8, 2009 to deconsolidate the operations of Global Hotline, Inc., effective as of July 1, 2009. The Company closed the net exchange rate loss on Global Hotline, Inc. incurred since the acquisition on June 15, 2005.The restatement did not impact the balance sheet, statement of operations or cash balances of the Company.

Before the filing on February 1, 2010, the Audit Committee discussed the matters disclosed in the filing pursuant to this Item 4.02(a) with its independent accountant, Sherb and Co LLP.

In addition, the Company clarified the paragraph on the deconsolidation of Global Hotline, Inc. that is included in Note 1, Note and Note 12 and Item 2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IA GLOBAL, INC.

(Registrant)

Dated: February 26, 2010

By:	/s/ Mark Scott

Mark Scott

Chief Financial Officer